UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 29, 2019 (January 29, 2019)

Pandora Media, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35198	94-3352630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Franklin Street, Suite 700

Oakland, CA 94612

(Address of principal executive offices, including zip code)

(510) 451-4100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On January 29, 2019, Pandora Media, Inc., a Delaware corporation (“Pandora”) held a Special Meeting of Stockholders (the “Special Meeting”).

All holders of record of shares of Pandora common stock and Pandora preferred stock as of the close of business on November 30, 2018, the record date, were entitled to vote at the Special Meeting. As of the close of business on the record date, there were 271,394,142 shares of Pandora common stock issued and outstanding. The Pandora preferred stock is entitled to vote on an as-converted basis. As of the close of business on the record date, there were 480,000 shares of Pandora preferred stock issued and outstanding, which were, in the aggregate, entitled to 48,426,718 votes. At the Special Meeting, a total of 240,123,332 shares of Pandora common stock and Pandora preferred stock, representing approximately 75% of the combined voting power of all of the outstanding shares of Pandora common stock and Pandora preferred stock entitled to vote at the Special Meeting were present in person or by valid proxies at the Special Meeting, which constituted a quorum.

At the Special Meeting, the Pandora stockholders voted to adopt the Agreement and Plan of Merger, dated as of September 23, 2018 (the “Merger Agreement”), by and among Pandora, Sirius XM Holdings Inc., a Delaware corporation (“Sirius XM”), White Oaks Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Sirius XM, Sirius XM Radio Inc., a Delaware corporation and wholly owned subsidiary of Sirius XM, Billboard Holding Company, Inc., a Delaware corporation and wholly owned subsidiary of Pandora (“New Holding Company”), and Billboard Acquisition Sub, Inc., a Delaware corporation and wholly owned subsidiary of New Holding Company, and approve the transactions contemplated by the Merger Agreement, pursuant to which, subject to the terms and conditions thereof and following a series of transactions described in the Merger Agreement, Pandora will be acquired by and become a wholly owned subsidiary of Sirius XM (the “Transaction”). In addition, the Pandora stockholders approved, on a non-binding advisory basis, the compensation that may be paid or become payable to certain executive officers of Pandora in connection with the Transaction.

The following table reflects the results of the Special Meeting:

1.	Proposal to adopt the Merger Agreement:

Shares Voted	For	Against	Abstain	Broker Non-Votes
240,123,332	232,590,946	5,422,326	2,110,060	0

2.	Proposal to approve on a non-binding advisory basis the compensation that may be paid or become payable to certain executive officers of Pandora in connection with the Transaction:

Shares Voted	For	Against	Abstain	Broker Non-Votes
240,123,332	224,100,854	13,466,401	2,556,077	0

Stockholder action on the third proposal to approve one or more adjournments or postponements of the Special Meeting, if necessary or appropriate, including to solicit additional proxies in favor of the proposal to adopt the Merger Agreement if there were not sufficient votes at the time of the Special Meeting to adopt the Merger Agreement, was not required and therefore no vote was taken on such proposal.

Item 8.01 Other Events.

On January 29, 2019, Pandora issued a press release announcing the results of the Special Meeting. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

* * *

FORWARD-LOOKING STATEMENTS

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements.

In addition to factors previously disclosed in Sirius XM’s and Pandora’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: ability to meet the closing conditions to the merger; delay in closing the merger; failure to realize the expected benefits from the proposed transaction; risks related to disruption of management time from ongoing business operations due to the proposed transaction; Sirius XM’s or Pandora’s substantial competition, which is likely to increase over time; Sirius XM’s or Pandora’s ability to retain subscribers or increase the number of subscribers is uncertain; Sirius XM’s or Pandora’s ability to profitably attract and retain subscribers; failing to protect the security of the personal information about Sirius XM’s or Pandora’s customers; interference to Sirius XM’s or Pandora’s service from wireless operations; Sirius and Pandora engage in substantial marketing efforts and the continued effectiveness of those efforts are an important part of Sirius XM’s and Pandora’s business; consumer protection laws and their enforcement; Sirius XM’s or Pandora’s failure to realize benefits of acquisitions or other strategic initiatives; unfavorable outcomes of pending or future litigation; the market for music rights, which is changing and subject to uncertainties; Sirius XM’s dependence upon the auto industry; general economic conditions; existing or future government laws and regulations could harm Sirius XM’s or Pandora’s business; failure of Sirius XM’s satellites would significantly damage its business; the interruption or failure of Sirius XM’s or Pandora’s information technology and communications systems; rapid technological and industry changes; failure of third parties to perform; Sirius XM’s failure to comply with FCC requirements; modifications to Sirius XM’s or Pandora’s business plan; Sirius XM’s or Pandora’s indebtedness; Sirius XM’s studios, terrestrial repeater networks, satellite uplink facilities or Sirius XM’s or Pandora’s other ground facilities could be damaged by natural catastrophes or terrorist activities; Sirius XM’s principal stockholder has significant influence over its affairs and over actions requiring stockholder approval and its interests may differ from interests of other holders of Sirius XM’s common stock; Sirius is a “controlled company” within the meaning of the NASDAQ listing rules; impairment of Sirius XM’s or Pandora’s business by third-party intellectual property rights; changes to Sirius XM’s dividend policies which could occur at any time; and risks related to the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures. The information set forth herein speaks only as of the date hereof, and Sirius XM and Pandora disclaim any intention or obligation to update any forward looking statements as a result of developments occurring after the date of this communication. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release issued by Pandora, dated January 29, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PANDORA MEDIA, INC.

Dated: January 29, 2019	By:	/s/ Stephen Bené
Stephen Bené
General Counsel and Corporate Secretary